UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-22455

Cohen & Steers Select Preferred and Income Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    June 30, 2023

Item 1. Reports to Stockholders.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2023. The total returns for Cohen & Steers Select Preferred and Income Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2023
Cohen & Steers Select Preferred and Income Fund at Net Asset Value(a)	–2.13%
Cohen & Steers Select Preferred and Income Fund at Market Value(a)	1.22%
ICE BofA Fixed Rate Preferred Securities Index(b)	4.60%
Blended Benchmark(b)	1.16%
Bloomberg U.S. Aggregate Bond Index(b)	2.09%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Distribution Policy

Effective July 1, 2023, the Fund adopted a policy to make regular monthly distributions at a level rate (the Policy), which replaced the Fund’s previous managed distribution policy (the Plan). The Fund expects that these distributions will continue to be declared and announced on a quarterly basis. As a result of the Policy, the Fund may pay distributions in excess of its investment company taxable income and realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In order to make these distributions, the Fund may have to sell portfolio securities at a less opportune time, which could have an adverse effect on the market price of the Fund’s shares. The Board may amend or terminate the Policy, or re-adopt a managed distribution plan, at any time without prior notice to shareholders. In accordance with the Plan, the Fund distributed $0.135 per share on a monthly basis through June 30, 2023. Effective July 1, 2023, in accordance with the Policy, the Fund will distribute $0.126 per share on a monthly basis.

Under the Plan, the Fund’s monthly distributions could include long-term capital gains, short-term capital gains, net investment income and/or return of capital for federal income tax purposes. Return of capital includes distributions paid by the Fund in excess of its net investment income and net realized capital gains and such excess is distributed from the Fund’s assets. A return of capital is not taxable; rather, it reduces a shareholder’s tax basis in his or her shares of the Fund. The amount of monthly distributions may vary depending on a number of factors, including changes in portfolio and market conditions.

(a)	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
(b)	For benchmark descriptions, see page 5.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Market Review

The six months ended June 30, 2023 were generally favorable for financial markets. Economic growth was largely better than expected, and previous worries about central banks’ aggressive monetary policy tightening gradually gave way to a more optimistic outlook as inflation appeared to slow in most markets (except for the U.K.). Short-term interest rates continued to rise, marking the steepest rate-hiking cycle in more than 40 years. However, as inflation pressures eased throughout the year, it was anticipated that the Federal Reserve and the European Central Bank would wrap up their rate hiking sometime in the second half of 2023. Despite occasional volatility, intermediate- and longer-term U.S. Treasury bond yields ended the period slightly lower than their initial levels.

Overall, fixed income asset classes demonstrated mostly positive total returns in the period; credit-sensitive fixed-income categories and securities with longer durations generally outperformed. Preferred securities, including low-duration preferreds, experienced significant volatility. Following a strong performance in January, preferreds faced intense selling pressure in the first quarter due to solvency concerns in the banking sector (the predominant issuers of preferred securities). However, most segments of the preferreds market recovered in the second quarter as the economic outlook improved and banking sector concerns eased. Nonetheless, there was a notable divergence in performance within the preferreds market, with exchange-traded securities generating a healthy 6.8% total return while contingent capital securities (CoCos), primarily issued by European banks, returned –7.9% (with the complete write-down of Credit Suisse CoCos weighing heavily on the index returns).

Fund Performance

The portfolio had a negative total return in the period on a net asset value basis and underperformed its blended benchmark. On a market price basis, the portfolio had a positive total return and performed in line with its blended benchmark.

In the U.S., the sudden collapse of Silicon Valley Bank (SVB) and Signature Bank in March raised concerns about contagion risk. These banks had a preponderance of uninsured deposits and/or substantial exposure to depositors in the technology sector that faced significant cash flow challenges. Unable to raise capital amid substantial deposit outflows, the banks required regulatory intervention. On May 1, First Republic Bank was placed into receivership despite a previous injection of $30 billion from a group of larger banks; its assets were sold to JPMorgan Chase.

Financial regulators took swift action to mitigate contagion risk within the U.S. banking industry. The Fed established an emergency loan program, accepting as collateral U.S. Treasuries and certain other high-quality securities at their par value—even if the securities had been marked down. The Fed and other central banks also assured that funding would remain readily available in the global banking system. The FDIC announced full guarantees for depositors in the banks that failed, even above the usual $250,000 threshold. Liquidity concerns continued to ease amid healthy first-quarter earnings releases, among other reports indicating stabilizing deposit funding. Asset quality remained strong by historical standards, although banks did increase reserves in preparation for higher capital requirements and macro uncertainty, given recent events. The Fund’s security selection and underweight in U.S. bank preferreds detracted from relative performance during the period, partly due to out-of-benchmark investments in several issues from Silicon Valley Bank.

In Europe, struggling Credit Suisse was acquired by rival UBS in March. In brokering the deal, the Swiss government took the unusual step of completely writing down the nominal value ($17 billion) of all

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Credit Suisse Additional Tier 1 (AT1) bonds (CoCos), which added significant pressure to the CoCos and broader preferred securities market. Subsequently, lawsuits have been filed since the AT1 bonds were written down before the common equity, and a secondary market for ownership claims has emerged, potentially allowing for a partial recovery of the preferreds’ value.

Credit Suisse was an outlier among European banks; although it appeared to be on the mend, the company had made material management missteps in recent years that left it weakened and unprofitable. Other European banks do not face the same vulnerabilities as Credit Suisse. Overall, the sector displays the best profitability dynamics seen in years. Moreover, bank loans in Europe tend to be floating rate and/or shorter duration, enabling alignment with deposit yields. As well, European bank deposits tend to be more stable, and the money market fund industry is less developed. Additionally, regulators in Europe reassured the markets that their actions, in circumstances similar to those faced by Credit Suisse, would follow where “common equity instruments are the first ones to absorb losses, and only after their full use would Additional Tier 1 capital be required to be written down.” The Fund’s security selection in non-U.S. banks contributed to relative performance. However, an overweight allocation in the sector partially offset the positive effect of non-U.S. bank security selection.

The insurance sector performed well during the period. Property & casualty insurance companies experienced significant premium growth due to the recovering economy, while life insurers benefited from the declining impact of the Covid pandemic. However, the Fund’s security selection and underweight in the sector detracted from relative performance. This included a pair of thinly traded, out-of-benchmark issues from annuity provider SBL Holdings that came under pressure for no clear reason. An underweight allocation in the well-performing finance sector also modestly hindered relative performance.

The pipeline sector outperformed as company cash flows improved, supported by recovering demand and high crude oil and refined product prices. The portfolio’s overweight and security selection in pipelines contributed to relative performance.

Utilities, a capital-intensive sector, benefited from declining long-term interest rates, strong earnings results, and increased investor focus on balance sheet quality. The Fund’s overweight allocation in the sector aided relative performance. However, the positive effect of the overweight was offset by adverse security selection in the sector. Real estate also responded favorably to lower rates, as well as the improved economic outlook. The Fund’s security selection in real estate hindered relative performance, partly due to having no exposure to certain high-quality, low-coupon issues from Public Storage that rose meaningfully. However, the negative effect of our selection in real estate was largely offset by a favorable overweight allocation in the sector.

Telecommunications services performed well, aided by overall operational health in the sector. The Fund’s overweight in the telecommunications services sector contributed to relative performance, thanks to healthy returns on several out-of-index securities from U.S. and European service providers.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), significantly detracted from the Fund’s performance for the six-month period ended June 30, 2023.

Impact of Derivatives on Fund Performance

In connection with its use of leverage, the Fund pays interest on a portion of its borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used interest rate swaps to exchange a portion of the floating rate for a fixed rate. The Fund’s use of swaps significantly contributed to the Fund’s total return for the six months ended June 30, 2023.

The Fund used total return swaps with the intention of managing credit risk. The total return swaps did not have a material impact on the Fund’s total return for the six months ended June 30, 2023. The Fund invested in European equity index options with the intention of managing volatility in certain European holdings. The equity index options did not have a material effect on the Fund’s total return for the six months ended June 30, 2023.

The Fund used forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. The currency forwards detracted from the Fund’s total return for the six months ended June 30, 2023.

Sincerely,

WILLIAM F. SCAPELL Portfolio Manager	ELAINE ZAHARIS-NIKAS Portfolio Manager

JERRY DOROST Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2023

	1 Year	5 Years	10 Years	Since Inception(a)
Fund at NAV	–0.63%	2.02%	5.30%	6.96%
Fund at Market Value	–3.11%	0.23%	5.06%	6.10%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. The performance table does not reflect the deduction of brokerage commissions or taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(a)	Commencement of investment operations is November 24, 2010.

Benchmark Descriptions

The Blended Benchmark consists of 55% ICE BofA U.S. IG Institutional Capital Securities Index, 20% ICE BofA Core Fixed Rate Preferred Securities Index and 25% Bloomberg Developed Market USD Contingent Capital Index. The ICE BofA Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. The ICE BofA U.S. IG Institutional Capital Securities Index tracks the performance of U.S. dollar-denominated investment-grade hybrid capital corporate and preferred securities publicly issued in the U.S. domestic market. The ICE BofA Core Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market, excluding $1,000 par securities. The Bloomberg Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers. The Bloomberg U.S. Aggregate Bond Index is a broad-market measure of the U.S. dollar-denominated investment-grade fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities, assetbacked securities, and commercial mortgage-backed securities. Benchmark returns are shown for comparative purposes only and may not be representative of the Fund’s portfolio.

The comparative indexes are not adjusted to reflect expenses or other fees that the U.S. Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund’s performance assumes dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Our Leverage Strategy

(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing net income available for shareholders. As of June 30, 2023, leverage represented 36% of the Fund’s managed assets.

Through a combination of variable rate financing and interest rate swaps, the Fund has locked in interest rates on a significant portion of this additional capital through 2027 (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in portions of the Fund’s leveraging costs for the various terms partially protects the Fund’s expenses from an increase in short-term interest rates.

Leverage Facts(a)(b)

Leverage (as a % of managed assets)	36%
% Variable Rate Financing	16%
Variable Rate	5.9%
% Fixed Rate Financing(c)	84%
Weighted Average Rate on Fixed Financing	1.6%
Weighted Average Term on Fixed Financing	3.3 years

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

(a)	Data as of June 30, 2023. Information is subject to change.
(b)	See Note 7 in Notes to Financial Statements.
(c)	Represents fixed payer interest rate swap contracts on variable rate borrowing.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

June 30, 2023

Top Ten Holdings(a)

(Unaudited)

Security	Value	% of Managed Assets

Wells Fargo & Co., 3.90%, Series BB	$6,434,126	1.8
Emera, Inc., 6.75%, due 6/15/76, Series 16-A (Canada)	6,303,921	1.8
Charles Schwab Corp./The, 4.00%, Series I	4,869,348	1.4
BP Capital Markets PLC, 4.875% (United Kingdom)	4,662,783	1.3
Citigroup Capital III, 7.625%, due 12/1/36	4,277,411	1.2
Citigroup, Inc., 3.875%	3,651,480	1.0
Sempra, 4.875%	3,515,782	1.0
WESCO International, Inc., 10.625%, Series A	3,476,566	1.0
BNP Paribas SA, 7.75% (France)	3,299,360	0.9
Transcanada Trust, 5.875%, due 8/15/76, Series 16-A (Canada)	3,174,883	0.9

(a)

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown(b)

(Based on Managed Assets)

(Unaudited)

(b)	Excludes derivative instruments.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2023 (Unaudited)

		Shares	Value
PREFERRED SECURITIES—EXCHANGE-TRADED	20.9%
BANKING	6.9%
Bank of America Corp., 4.125%, Series PP(a)(b)		63,685	1,166,709
Bank of America Corp., 4.25%, Series QQ(a)(b)		56,950	1,064,965
Bank of America Corp., 4.375%, Series NN(a)(b)		50,773	967,733
Bank of America Corp., 4.75%, Series SS(a)(b)		27,424	564,112
Bank of America Corp., 5.375%, Series KK(a)(b)		28,900	$664,700
Dime Community Bancshares, Inc., 5.50%(a)		16,391	268,157
Federal Agricultural Mortgage Corp., 4.875%, Series G(a)		27,286	558,272
Morgan Stanley, 4.25%, Series O(a)(b)		96,604	1,796,835
Morgan Stanley, 6.50%, Series P(a)(b)		35,768	928,537
Regions Financial Corp., 5.70% to 5/15/29, Series C(a)(b)(c)		31,093	635,852
Texas Capital Bancshares, Inc., 5.75%, Series B(a)(b)		63,262	1,206,406
Wells Fargo & Co., 4.25%, Series DD(a)(b)		70,801	1,207,865
Wells Fargo & Co., 4.375%, Series CC(a)(b)		73,781	1,288,216
Wells Fargo & Co., 4.70%, Series AA(a)(b)		79,147	1,459,471
Wells Fargo & Co., 4.75%, Series Z(a)(b)		47,750	909,160
Wells Fargo & Co., 5.625%, Series Y(a)(b)		40,358	933,077
Wells Fargo & Co., 5.85%, Series Q(a)(b)(i)		14,000	350,140

			15,970,207

CONSUMER STAPLE PRODUCTS	0.2%
CHS, Inc., 6.75% to 9/30/24, Series 3(a)(c)		20,897	527,649

FINANCIAL SERVICES	0.1%
Carlyle Finance LLC, 4.625%, due 5/15/61(b)		14,745	267,327

INDUSTRIAL SERVICES	1.5%
WESCO International, Inc., 10.625% to 6/22/25, Series A(a)(c)		130,111	3,476,566

INSURANCE	5.8%
AEGON Funding Co. LLC, 5.10%, due 12/15/49 (Netherlands)(b)		30,990	657,298
Allstate Corp./The, 7.375%, Series J(a)(b)		58,369	1,560,203
Arch Capital Group Ltd., 4.55%, Series G(a)(b)		57,054	1,087,449
Athene Holding Ltd., 4.875%, Series D(a)(b)		40,172	654,804
Athene Holding Ltd., 5.625%, Series B(a)(b)		16,058	310,562
Athene Holding Ltd., 6.35% to 6/30/29, Series A(a)(b)(c)		6,427	134,967
Athene Holding Ltd., 6.375% to 6/30/25, Series C(a)(b)(c)		23,301	544,544
Athene Holding Ltd., 7.75% to 12/30/27, Series E(a)(b)(c)		52,153	1,246,457
Brighthouse Financial, Inc., 5.375%, Series C(a)(b)		37,973	633,390

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Shares	Value
Enstar Group Ltd., 7.00% to 9/1/28, Series D(a)(b)(c)		56,113	$1,279,938
Equitable Holdings, Inc., 4.30%, Series C(a)(b)		6,011	96,897
Equitable Holdings, Inc., 5.25%, Series A(a)(b)		16,202	323,878
Kemper Corp., 5.875% to 3/15/27, due 3/15/62(b)(c)		10,007	175,122
Lincoln National Corp., 9.00%, Series D(a)(b)		34,325	922,656
MetLife, Inc., 4.75%, Series F(a)(b)		29,602	627,562
MetLife, Inc., 5.625%, Series E(a)(b)		18,722	462,808
Prudential Financial, Inc., 5.95%, due 9/1/62(b)		18,984	476,878
Reinsurance Group of America, Inc., 7.125% to 10/15/27, due 10/15/52(b)(c)		33,255	846,672
RenaissanceRe Holdings Ltd., 4.20%, Series G (Bermuda)(a)		34,863	624,048
W R Berkley Corp., 4.125%, due 3/30/61(b)		36,226	696,264

			13,362,397

PIPELINES	1.6%
Enbridge, Inc., 2.983% to 9/1/25, Series 15 (Canada)(a)(b)(c)		36,891	387,080
Energy Transfer LP, 7.60% to 5/15/24, Series E(a)(b)(c)		70,970	1,730,249
Energy Transfer LP, 7.625% to 8/15/23, Series D(a)(b)(c)		43,726	1,104,519
TC Energy Corp., 3.351% to 11/30/25, Series 11 (Canada)(a)(b)(c)		26,957	331,684

			3,553,532

REAL ESTATE	1.4%
Brookfield Property Partners LP, 5.75%, Series A(a)(b)		36,050	495,688
Brookfield Property Partners LP, 6.50%, Series A-1(a)		64,780	965,222
Pebblebrook Hotel Trust, 6.375%, Series G(a)		23,299	435,691
Urstadt Biddle Properties, Inc., 5.875%, Series K(a)		60,000	1,341,000

			3,237,601

TELECOMMUNICATIONS	1.5%
AT&T, Inc., 5.35%, due 11/1/66(b)		34,571	829,704
Telephone and Data Systems, Inc., 6.00%, Series VV(a)(b)		68,967	947,607
Telephone and Data Systems, Inc., 6.625%, Series UU(a)(b)		21,173	319,712
United States Cellular Corp., 5.50%, due 3/1/70(b)		25,630	374,198
United States Cellular Corp., 5.50%, due 6/1/70(b)		29,095	421,877
United States Cellular Corp., 6.25%, due 9/1/69(b)		37,141	622,112

			3,515,210

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Shares	Value
UTILITIES	1.9%
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)(b)(c)		22,887	$546,313
Algonquin Power & Utilities Corp., 6.875% to 10/17/23, due 10/17/78 (Canada)(b)(c)		22,121	562,316
Brookfield BRP Holdings Canada, Inc., 4.625% (Canada)(a)(b)		25,091	390,918
Brookfield BRP Holdings Canada, Inc., 4.875% (Canada)(a)(b)		34,274	573,747
Brookfield Infrastructure Finance ULC, 5.00%, due 5/24/81 (Canada)(b)		47,325	877,405
Brookfield Infrastructure Partners LP, 5.125%, Series 13 (Canada)(a)(b)		47,732	907,862
CMS Energy Corp., 5.625%, due 3/15/78(b)		17,739	429,284

			4,287,845

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$54,677,421)			48,198,334

		Principal Amount
PREFERRED SECURITIES—OVER-THE-COUNTER	128.8%
BANKING	81.8%
Abanca Corp. Bancaria SA, 6.00% to 1/20/26 (Spain)(a)(c)(d)(e)		$1,200,000	1,134,237
AIB Group PLC, 6.25% to 6/23/25 (Ireland)(a)(b)(c)(d)(e)		1,600,000	1,653,074
Australia & New Zealand Banking Group Ltd./ United Kingdom, 6.75% to 6/15/26 (Australia)(a)(b)(c)(e)(f)		400,000	391,481
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)(a)(c)(e)		2,200,000	2,068,440
Banco de Sabadell SA, 5.75% to 3/15/26 (Spain)(a)(b)(c)(d)(e)		400,000	368,444
Banco de Sabadell SA, 9.375% to 7/18/28 (Spain)(a)(b)(c)(d)(e)		1,800,000	1,910,938
Banco Mercantil del Norte SA/Grand Cayman, 6.625% to 1/24/32 (Mexico)(a)(c)(e)(f)		600,000	464,400
Banco Santander SA, 4.75% to 11/12/26 (Spain)(a)(c)(e)		1,400,000	1,074,821
Bank of America Corp., 4.375% to 1/27/27, Series RR(a)(b)(c)		934,000	798,803
Bank of America Corp., 5.875% to 3/15/28, Series FF(a)(b)(c)		1,235,000	1,133,112
Bank of America Corp., 6.10% to 3/17/25, Series AA(a)(b)(c)		1,720,000	1,709,680
Bank of America Corp., 6.125% to 4/27/27, Series TT(a)(b)(c)		1,380,000	1,351,917
Bank of America Corp., 6.25% to 9/5/24, Series X(a)(b)(c)		2,255,000	2,232,450

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

	Principal Amount	Value
Bank of America Corp., 6.30% to 3/10/26, Series DD(a)(b)(c)	$662,000	$663,490
Bank of America Corp., 6.50% to 10/23/24, Series Z(a)(b)(c)	2,321,000	2,320,350
Bank of America Corp., 8.05%, due 6/15/27, Series B(b)	1,815,000	1,962,028
Bank of Ireland Group PLC, 6.00% to 9/1/25 (Ireland)(a)(c)(d)(e)	500,000	517,660
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)(a)(c)(d)(e)	1,210,000	1,297,504
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)(a)(b)(c)	1,380,000	1,306,267
Bank of Nova Scotia/The, 8.625% to 10/27/27, due 10/27/82 (Canada)(b)(c)	1,200,000	1,250,566
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(a)(c)(e)	2,200,000	1,931,050
Barclays Bank PLC, 6.278% to 12/15/34 (United Kingdom)(a)(c)	1,310,000	1,275,011
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)(a)(c)(e)	600,000	693,001
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(a)(c)(e)	1,400,000	1,326,360
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(a)(c)(e)	3,000,000	2,687,700
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)(a)(c)(d)(e)	400,000	468,874
BNP Paribas SA, 4.625% to 1/12/27 (France)(a)(c)(e)(f)	800,000	633,520
BNP Paribas SA, 4.625% to 2/25/31 (France)(a)(c)(e)(f)	2,275,000	1,629,469
BNP Paribas SA, 6.625% to 3/25/24 (France)(a)(b)(c)(e)(f)	780,000	752,018
BNP Paribas SA, 7.00% to 8/16/28 (France)(a)(c)(e)(f)	565,000	507,182
BNP Paribas SA, 7.375% to 8/19/25 (France)(a)(c)(e)(f)	1,200,000	1,166,488
BNP Paribas SA, 7.75% to 8/16/29 (France)(a)(c)(e)(f)	3,400,000	3,299,360
BNP Paribas SA, 9.25% to 11/17/27 (France)(a)(c)(e)(f)	1,400,000	1,446,358
CaixaBank SA, 5.875% to 10/9/27 (Spain)(a)(c)(d)(e)	800,000	783,239
CaixaBank SA, 6.75% to 6/13/24 (Spain)(a)(c)(d)(e)	200,000	211,844
CaixaBank SA, 8.25% to 3/13/29 (Spain)(a)(c)(d)(e)	1,400,000	1,477,076
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(a)(b)(c)	5,982,000	4,869,348
Charles Schwab Corp./The, 4.00% to 12/1/30, Series H(a)(c)	4,002,000	2,925,462
Charles Schwab Corp./The, 5.375% to 6/1/25, Series G(a)(b)(c)	1,888,000	1,813,839
Citigroup Capital III, 7.625%, due 12/1/36(b)	4,115,000	4,277,411
Citigroup, Inc., 3.875% to 2/18/26(a)(c)	4,347,000	3,651,480
Citigroup, Inc., 4.00% to 12/10/25, Series W(a)(c)	650,000	556,563
Citigroup, Inc., 5.00% to 9/12/24, Series U(a)(c)	893,000	835,794
Citigroup, Inc., 5.95% to 5/15/25, Series P(a)(b)(c)	2,700,000	2,592,751
Citigroup, Inc., 6.25% to 8/15/26, Series T(a)(c)	2,129,000	2,100,322
Citigroup, Inc., 7.375% to 5/15/28(a)(c)	1,859,000	1,849,994

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

	Principal Amount		Value
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series F(a)(c)	$1,342,000		$1,180,703
CoBank ACB, 6.25% to 10/1/26, Series I(a)(b)(c)	2,534,000		2,380,972
CoBank ACB, 6.45% to 10/1/27, Series K(a)(b)(c)	1,370,000		1,270,675
Commerzbank AG, 7.00% to 4/9/25 (Germany)(a)(c)(d)(e)	1,200,000		1,097,552
Credit Agricole SA, 4.75% to 3/23/29 (France)(a)(c)(e)(f)	1,600,000		1,276,000
Credit Agricole SA, 6.875% to 9/23/24 (France)(a)(b)(c)(e)(f)	1,900,000		1,835,704
Credit Agricole SA, 7.25% to 9/23/28, Series EMTN (France)(a)(b)(c)(d)(e)	1,000,000		1,087,414
Credit Agricole SA, 8.125% to 12/23/25 (France)(a)(b)(c)(e)(f)	1,250,000		1,257,031
Credit Suisse Group AG, 5.25% to 2/11/27, Claim (Switzerland)(a)(c)(e)(f)(g)(h)	1,400,000		59,262
Credit Suisse Group AG, 6.375% to 8/21/26, Claim (Switzerland)(a)(c)(e)(f)(g)(h)	3,200,000		135,455
Credit Suisse Group AG, 7.25% to 9/12/25, Claim (Switzerland)(a)(c)(e)(f)(g)(h)	600,000		25,398
Credit Suisse Group AG, 7.50% to 7/17/23, Claim (Switzerland)(a)(c)(e)(f)(g)(h)	1,000,000		42,330
Danske Bank A/S, 7.00% to 6/26/25 (Denmark)(a)(c)(d)(e)	2,200,000		2,076,899
Deutsche Bank AG, 6.00% to 10/30/25, Series 2020 (Germany)(a)(c)(e)	2,800,000		2,248,120
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(a)(c)(e)	800,000		709,920
Deutsche Bank AG, 10.00% to 12/1/27 (Germany)(a)(c)(d)(e)	1,600,000		1,735,019
Deutsche Bank AG/New York, 7.079% to 11/10/32, due 2/10/34 (Germany)(c)	400,000		370,182
DNB Bank ASA, 4.875% to 11/12/24 (Norway)(a)(b)(c)(d)(e)	1,000,000		942,509
Dresdner Funding Trust I, 8.151%, due 6/30/31(f)	757,869		810,636
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4(a)(c)(f)	1,850,000		1,729,750
Farm Credit Bank of Texas, 6.75% to 9/15/23(a)(c)(f)	9,779	†	971,788
First Horizon Bank, 6.061% (3 Month US LIBOR + 0.85%, Floor 3.75%)(a)(b)(f)(i)	1,537	†	983,188
Goldman Sachs Capital I, 6.345%, due 2/15/34	1,007,000		1,009,925
Goldman Sachs Group, Inc./The, 3.65% to 8/10/26, Series U(a)(c)	1,472,000		1,141,536
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30 (United Kingdom)(a)(c)(f)	1,797,000		2,226,725
HSBC Holdings PLC, 4.60% to 12/17/30 (United Kingdom)(a)(c)(e)	3,000,000		2,291,250

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

	Principal Amount	Value
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)(a)(b)(c)(e)	$3,200,000	$3,068,880
HSBC Holdings PLC, 6.50%, due 9/15/37 (United Kingdom)(b)	600,000	628,991
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)(a)(b)(c)(e)	1,200,000	1,083,885
HSBC Holdings PLC, 6.547% to 6/20/33, due 6/20/34 (United Kingdom)(b)(c)	800,000	797,384
HSBC Holdings PLC, 8.00% to 3/7/28 (United Kingdom)(a)(b)(c)(e)	2,600,000	2,587,663
Huntington Bancshares, Inc./OH., 4.45% to 10/15/27, Series G(a)(c)	1,020,000	830,938
Huntington Bancshares, Inc./OH., 5.625% to 7/15/30, Series F(a)(c)	926,000	832,115
Iccrea Banca SpA, 4.75% to 10/18/26, due 1/18/32, Series EMTN (Italy)(b)(c)(d)	400,000	377,021
ING Groep N.V., 4.25% to 5/16/31, Series NC10 (Netherlands)(a)(c)(e)	2,400,000	1,602,725
ING Groep N.V., 4.875% to 5/16/29 (Netherlands)(a)(c)(d)(e)	2,400,000	1,865,261
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)(a)(c)(e)	2,200,000	1,944,757
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)(a)(c)(e)	1,800,000	1,681,380
ING Groep N.V., 6.75% to 4/16/24 (Netherlands)(a)(c)(d)(e)	1,000,000	956,250
ING Groep N.V., 7.50% to 5/16/28 (Netherlands)(a)(c)(d)(e)	1,800,000	1,657,035
Intesa Sanpaolo SpA, 5.875% to 9/1/31, Series EMTN (Italy)(a)(c)(d)(e)	400,000	348,385
Intesa Sanpaolo SpA, 7.70% to 9/17/25 (Italy)(a)(c)(e)(f)	2,400,000	2,259,000
JPMorgan Chase & Co., 3.65% to 6/1/26, Series KK(a)(b)(c)	992,000	875,589
JPMorgan Chase & Co., 4.60% to 2/1/25, Series HH(a)(b)(c)	161,000	150,535
JPMorgan Chase & Co., 5.00% to 8/1/24, Series FF(a)(b)(c)	394,000	385,135
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(a)(b)(c)	3,173,000	3,167,685
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(a)(b)(c)	328,000	327,345
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(a)(b)(c)	1,430,000	1,434,612
Julius Baer Group Ltd., 6.875% to 6/9/27 (Switzerland)(a)(b)(c)(d)(e)	800,000	704,270
Lloyds Banking Group PLC, 6.75% to 6/27/26 (United Kingdom)(a)(c)(e)	600,000	549,628
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a)(c)(e)	2,337,000	2,234,523

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

	Principal Amount	Value
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(a)(c)(e)	$1,800,000	$1,687,770
Lloyds Banking Group PLC, 8.00% to 9/27/29 (United Kingdom)(a)(c)(e)	1,600,000	1,465,840
M&T Bank Corp., 5.125% to 11/1/26, Series F(a)(c)	900,000	713,796
Macquarie Bank Ltd./London, 6.125% to 3/8/27 (Australia)(a)(c)(e)(f)	400,000	360,641
Nationwide Building Society, 5.75% to 6/20/27 (United Kingdom)(a)(c)(d)(e)	600,000	654,367
Natwest Group PLC, 4.60% to 6/28/31 (United Kingdom)(a)(c)(e)	1,200,000	834,000
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)(a)(c)(e)	3,400,000	3,153,500
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)(a)(c)(e)	1,200,000	1,169,196
Nordea Bank Abp, 6.625% to 3/26/26 (Finland)(a)(b)(c)(e)(f)	1,800,000	1,706,022
PNC Financial Services Group, Inc./The, 3.40% to 9/15/26, Series T(a)(c)	839,000	620,860
PNC Financial Services Group, Inc./The, 6.00% to 5/15/27, Series U(a)(b)(c)	1,381,000	1,246,352
PNC Financial Services Group, Inc./The, 6.20% to 9/15/27, Series V(a)(b)(c)	2,176,000	2,033,798
PNC Financial Services Group, Inc./The, 6.25% to 3/15/30, Series W(a)(b)(c)	2,010,000	1,809,502
Regions Financial Corp., 5.75% to 6/15/25, Series D(a)(c)	529,000	502,047
Skandinaviska Enskilda Banken AB, 6.875% to 6/30/27 (Sweden)(a)(b)(c)(d)(e)	400,000	377,500
Societe Generale SA, 4.75% to 5/26/26 (France)(a)(c)(e)(f)	400,000	316,996
Societe Generale SA, 5.375% to 11/18/30 (France)(a)(c)(e)(f)	2,200,000	1,637,854
Societe Generale SA, 6.75% to 4/6/28 (France)(a)(c)(e)(f)	1,160,000	942,913
Societe Generale SA, 7.875% to 1/18/29, Series EMTN (France)(a)(c)(d)(e)	600,000	627,959
Societe Generale SA, 8.00% to 9/29/25 (France)(a)(c)(e)(f)	1,000,000	939,360
Societe Generale SA, 9.375% to 11/22/27 (France)(a)(c)(e)(f)	2,600,000	2,548,000
Standard Chartered PLC, 4.75% to 1/14/31 (United Kingdom)(a)(c)(e)(f)	2,200,000	1,607,705
Standard Chartered PLC, 7.75% to 8/15/27 (United Kingdom)(a)(c)(e)(f)	1,600,000	1,588,416
Swedbank AB, 7.625% to 3/17/28 (Sweden)(a)(c)(d)(e)	200,000	184,336

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Principal Amount	Value
Toronto-Dominion Bank/The, 8.125% to 10/31/27, due 10/31/82 (Canada)(b)(c)		$3,000,000	$3,055,140
Truist Financial Corp., 4.95% to 9/1/25, Series P(a)(b)(c)		694,000	643,685
Truist Financial Corp., 5.10% to 3/1/30, Series Q(a)(b)(c)		1,222,000	1,063,140
Truist Financial Corp., 5.125% to 12/15/27, Series M(a)(c)		1,119,000	859,112
UBS Group AG, 4.375% to 2/10/31 (Switzerland)(a)(c)(e)(f)		1,400,000	989,716
UBS Group AG, 4.875% to 2/12/27 (Switzerland)(a)(c)(e)(f)		2,000,000	1,606,100
UBS Group AG, 5.125% to 7/29/26 (Switzerland)(a)(c)(d)(e)		1,400,000	1,222,885
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(a)(c)(d)(e)		2,200,000	2,019,668
UBS Group AG, 7.00% to 2/19/25 (Switzerland)(a)(c)(d)(e)		1,200,000	1,144,984
UniCredit SpA, 8.00% to 6/3/24 (Italy)(a)(c)(d)(e)		2,200,000	2,157,958
US Bancorp, 5.30% to 4/15/27, Series J(a)(b)(c)		1,000,000	815,000
Virgin Money UK PLC, 8.25% to 6/17/27 (United Kingdom)(a)(c)(d)(e)		400,000	429,189
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(a)(c)		7,303,000	6,434,126
Wells Fargo & Co., 5.875% to 6/15/25, Series U(a)(i)		1,224,000	1,202,455
Wells Fargo & Co., 5.95%, due 12/15/36		1,712,000	1,693,718
Wells Fargo & Co., 7.95%, due 11/15/29, Series B		249,000	273,159

			188,956,876

CONSUMER STAPLE PRODUCTS	0.8%
Land O’ Lakes, Inc., 7.00%(a)(f)		1,100,000	904,497
Land O’ Lakes, Inc., 7.25%(a)(f)		1,190,000	963,900

			1,868,397

ENERGY	2.9%
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)(a)(b)(c)		2,170,000	2,086,997
BP Capital Markets PLC, 4.875% to 3/22/30 (United Kingdom)(a)(b)(c)		5,112,000	4,662,783

			6,749,780

FINANCIAL SERVICES	1.9%
Aircastle Ltd., 5.25% to 6/15/26(a)(c)(f)		620,000	435,798
Ally Financial, Inc., 4.70% to 5/15/28, Series C(a)(c)		1,178,000	762,755
American Express Co., 3.55% to 9/15/26(a)(c)		1,621,000	1,349,482
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50(b)(c)(f)		878,000	735,706

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Principal Amount	Value
Ares Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51(c)(f)		$1,075,000	$786,147
Discover Financial Services, 6.125% to 6/23/25, Series D(a)(c)		400,000	382,175

			4,452,063

INSURANCE	17.0%
Aegon NV, 5.50% to 4/11/28, due 4/11/48 (Netherlands)(b)(c)		1,200,000	1,142,472
Aegon NV, 5.625% to 4/15/29 (Netherlands)(a)(c)(d)(e)		1,400,000	1,363,915
Allianz SE, 3.50% to 11/17/25 (Germany)(a)(b)(c)(e)(f)		1,600,000	1,324,760
Allianz SE, 5.824% to 1/25/33, due 7/25/53 (Germany)(b)(c)(d)		200,000	224,491
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48(c)		1,555,000	1,495,784
AXA SA, 8.60%, due 12/15/30 (France)(b)		525,000	635,717
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40(c)		545,000	435,427
CNP Assurances, 4.875% to 10/7/30 (France)(a)(c)(d)(e)		1,000,000	747,200
CNP Assurances, 5.25% to 1/18/33, due 7/18/53, Series EMTN (France)(b)(c)(d)		800,000	837,795
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(b)(c)		2,040,000	1,958,927
Enstar Finance LLC, 5.50% to 1/15/27, due 1/15/42(c)		1,390,000	1,039,525
Enstar Finance LLC, 5.75% to 9/1/25, due 9/1/40(b)(c)		1,770,000	1,530,032
Equitable Holdings, Inc., 4.95% to 9/15/25, Series B(a)(b)(c)		1,150,000	1,070,881
Fukoku Mutual Life Insurance Co., 5.00% to 7/28/25 (Japan)(a)(b)(c)(d)		1,020,000	990,292
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51(c)(f)		1,763,000	1,253,178
Hartford Financial Services Group, Inc./The, 7.446% (3 Month US LIBOR + 2.125%), due 2/12/47, Series ICON(b)(f)(i)		1,400,000	1,165,577
ILFC E-Capital Trust I, 7.064% (30 Year CMT + 1.55%), due 12/21/65(f)(i)		1,204,000	812,212
La Mondiale SAM, 5.875% to 1/26/27, due 1/26/47 (France)(b)(c)(d)		1,200,000	1,154,009
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)(c)(d)		1,200,000	998,412
Liberty Mutual Group, Inc., 4.125% to 9/15/26, due 12/15/51(c)(f)		1,250,000	984,682

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Principal Amount	Value
Lincoln National Corp., 9.25% to 12/1/27, Series C(a)(b)(c)		$728,000	$766,254
Markel Group, Inc., 6.00% to 6/1/25(a)(c)		690,000	666,695
MetLife Capital Trust IV, 7.875%, due 12/15/37(b)(f)		2,878,000	3,019,709
MetLife, Inc., 9.25%, due 4/8/38(b)(f)		2,609,000	3,028,237
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)(a)(c)(d)(e)		600,000	530,342
Prudential Financial, Inc., 5.125% to 11/28/31, due 3/1/52(b)(c)		1,410,000	1,276,840
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(b)(c)		1,785,000	1,700,460
Prudential Financial, Inc., 6.75% to 12/1/32, due 3/1/53(b)(c)		840,000	847,283
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(b)(c)(d)		200,000	190,862
QBE Insurance Group Ltd., 5.875% to 5/12/25 (Australia)(a)(b)(c)(f)		1,800,000	1,717,573
Rothesay Life PLC, 4.875% to 4/13/27, Series NC6 (United Kingdom)(a)(c)(d)(e)		1,000,000	746,615
SBL Holdings, Inc., 6.50% to 11/13/26(a)(c)(f)		1,730,000	943,457
SBL Holdings, Inc., 7.00% to 5/13/25(a)(c)(f)		1,466,000	887,716
Swiss Re Finance Luxembourg SA, 5.00% to 4/2/29, due 4/2/49 (Switzerland)(b)(c)(f)		800,000	767,394
Zurich Finance Ireland Designated Activity Co., 3.00% to 1/19/31, due 4/19/51, Series EMTN (Switzerland)(c)(d)		1,166,000	913,992

			39,168,717

PIPELINES	8.7%
Enbridge, Inc., 5.50% to 7/15/27, due 7/15/77 (Canada)(b)(c)		275,000	245,258
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)(b)(c)		2,900,000	2,622,453
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(b)(c)		1,724,000	1,602,171
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(b)(c)		1,970,000	1,816,102
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(b)(c)		998,000	981,142
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(b)(c)		2,152,000	2,167,862
Energy Transfer LP, 6.50% to 11/15/26, Series H(a)(c)		1,400,000	1,275,148
Energy Transfer LP, 7.125% to 5/15/30, Series G(a)(c)		1,748,000	1,486,537
Enterprise Products Operating LLC, 8.304% (3 Month US LIBOR + 2.986%), due 8/16/77, Series D(b)(i)		986,000	971,979

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Principal Amount	Value
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(b)(c)		$3,007,000	$2,590,531
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(b)(c)		1,348,000	1,137,631
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(b)(c)		3,357,000	3,174,883

			20,071,697

REAL ESTATE	1.9%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80 (Australia)(b)(c)(f)		2,500,000	2,241,250
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80 (Australia)(b)(c)(f)		2,500,000	2,113,056

			4,354,306

TELECOMMUNICATIONS	1.0%
Telefonica Europe BV, 6.135% to 2/3/30 (Spain)(a)(c)(d)		700,000	738,773
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(c)		2,125,000	1,688,206

			2,426,979

UTILITIES	12.8%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(c)		2,524,000	2,010,013
American Electric Power Co., Inc., 3.875% to 11/15/26, due 2/15/62(c)		1,481,000	1,183,660
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50(c)		992,000	855,332
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(a)(c)		3,625,000	3,063,566
Dominion Energy, Inc., 4.65% to 12/15/24, Series B(a)(b)(c)		660,000	596,706
Edison International, 5.00% to 12/15/26, Series B(a)(b)(c)		2,346,000	2,032,574
Edison International, 5.375% to 3/15/26, Series A(a)(c)		2,320,000	2,033,248
Electricite de France SA, 7.50% to 9/6/28, Series EMTN (France)(a)(b)(c)(d)		1,000,000	1,110,920
Electricite de France SA, 9.125% to 3/15/33 (France)(a)(b)(c)(f)		1,000,000	1,027,980
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(b)(c)		6,494,000	6,303,921
Enel SpA, 6.375% to 4/16/28, Series EMTN (Italy)(a)(b)(c)(d)		400,000	440,452
Enel SpA, 6.625% to 4/16/31, Series EMTN (Italy)(a)(b)(c)(d)		500,000	550,077

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Principal Amount	Value
NextEra Energy Capital Holdings, Inc., 3.80% to 3/15/27, due 3/15/82(b)(c)		$392,000	$331,055
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79(b)(c)		678,000	630,522
Sempra, 4.125% to 1/1/27, due 4/1/52(b)(c)		1,790,000	1,450,430
Sempra, 4.875% to 10/15/25(a)(c)		3,770,000	3,515,782
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-A(b)(c)		2,040,000	1,741,140
Southern Co./The, 4.00% to 10/15/25, due 1/15/51, Series B(b)(c)		750,000	695,490

			29,572,868

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$323,907,057)			297,621,683

CORPORATE BONDS—BANKING	0.4%
Intesa Sanpaolo SpA, 8.248%, to 11/21/32, due 11/21/33 (Italy)(b)(c)(f)		800,000	840,837

TOTAL CORPORATE BONDS (Identified cost—$800,000)			840,837

		Number of Shares
SHORT-TERM INVESTMENTS	3.2%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 5.02%(j)		3,320,332	3,320,332
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.03%(j)		4,205,000	4,205,000

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$7,525,332)			7,525,332

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$386,909,810)	153.3%		354,186,186
LIABILITIES IN EXCESS OF OTHER ASSETS	(53.3)		(123,121,016)

NET ASSETS (Equivalent to $19.21 per share based on 12,026,622 shares of common stock outstanding)	100.0%		$231,065,170

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$40,000,000	0.930%	Monthly	5.193%(k)	Monthly	7/15/23	$151,222	$—	$151,222
30,000,000	0.548%	Monthly	5.148%(k)	Monthly	7/15/23	122,782	—	122,782
39,000,000	1.181%	Monthly	5.157%(k)	Monthly	7/15/23	137,912	—	137,912
30,000,000	0.548%	Monthly	USD-SOFR-OIS(l)	Monthly	9/15/25	2,597,175	6,247	2,603,422
39,000,000	1.181%	Monthly	USD-SOFR-OIS(l)	Monthly	9/15/26	3,685,550	8,833	3,694,383
40,000,000	0.930%	Monthly	USD-SOFR-OIS(l)	Monthly	9/15/27	4,856,199	9,165	4,865,364
						$11,550,840	$24,245	$11,575,085

Over-the-Counter Total Return Swap Contracts

Counterparty	Notional Amount	Fixed Payable Rate	Fixed Payment Frequency	Underlying Reference Entity		Position	Maturity Date	Value	Premiums Paid	Unrealized Appreciation (Depreciation)
BNP Paribas	$ 3,065,937	0.25%	Monthly	BNPXCHY5 Index	(m)	Short	5/15/24	$22,939	$—	$22,939
BNP Paribas	EUR 2,755,707	0.30%	Monthly	BNPXCEX5 Index	(n)	Short	5/15/24	14,974	—	14,974
								$37,913	$—	$37,913

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	CAD	909,506	USD	669,687	7/5/23	$(16,862)
Brown Brothers Harriman	CAD	49,544	USD	37,117	7/5/23	(282)
Brown Brothers Harriman	EUR	13,306,865	USD	14,211,732	7/5/23	(308,724)
Brown Brothers Harriman	EUR	3,768,600	USD	4,024,865	7/5/23	(87,433)
Brown Brothers Harriman	EUR	600,000	USD	645,190	7/5/23	(9,531)
Brown Brothers Harriman	EUR	303,776	USD	328,046	7/5/23	(3,434)
Brown Brothers Harriman	GBP	2,584,652	USD	3,205,253	7/5/23	(77,253)
Brown Brothers Harriman	USD	724,566	CAD	959,050	7/5/23	(618)
Brown Brothers Harriman	USD	14,202,756	EUR	13,006,663	7/5/23	(9,881)
Brown Brothers Harriman	USD	4,503,835	EUR	4,124,542	7/5/23	(3,133)
Brown Brothers Harriman	USD	349,219	EUR	319,611	7/5/23	(459)
Brown Brothers Harriman	USD	310,515	EUR	284,367	7/5/23	(214)
Brown Brothers Harriman	USD	265,829	EUR	244,058	7/5/23	487
Brown Brothers Harriman	USD	895,187	GBP	700,000	7/5/23	(6,187)
Brown Brothers Harriman	USD	2,252,477	GBP	1,772,376	7/5/23	(1,561)
Brown Brothers Harriman	USD	143,011	GBP	112,276	7/5/23	(420)
Brown Brothers Harriman	CAD	941,500	USD	711,530	8/2/23	542
Brown Brothers Harriman	EUR	4,034,973	USD	4,411,718	8/2/23	2,723
Brown Brothers Harriman	EUR	13,068,937	USD	14,289,184	8/2/23	8,821
Brown Brothers Harriman	GBP	1,768,030	USD	2,247,219	8/2/23	1,372
						$(512,047)

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
CMT	Constant Maturity Treasury
EMTN	Euro Medium Term Note
EUR	Euro Currency
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
OIS	Overnight Indexed Swap
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

Note:	Percentages indicated are based on the net assets of the Fund.
†	Represents shares.
(a)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(b)	All or a portion of the security is pledged as collateral in connection with the Fund’s credit agreement. $180,229,821 in aggregate has been pledged as collateral.
(c)	Security converts to floating rate after the indicated fixed-rate coupon period.
(d)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $43,027,498 which represents 18.6% of the net assets of the Fund, of which 0.0% are illiquid.

(e)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $105,343,750 which represents 45.6% of the net assets of the Fund (29.3% of the managed assets of the Fund).

(f)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $64,099,932 which represents 27.7% of the net assets of the Fund, of which 0.0% are illiquid.

(g)	Non-income producing security.
(h)	Security is in default.
(i)	Variable rate. Rate shown is in effect at June 30, 2023.
(j)	Rate quoted represents the annualized seven-day yield.
(k)	Based on 1-Month LIBOR. Represents rates in effect at June 30, 2023.
(l)	Represents forward-starting interest rate swap contracts with interest receipts and payments commencing on July 15, 2023 and July 20, 2023 (effective dates).
(m)	The index intends to track the performance of the CDX.NA HY. The two constituent investments held within the index at June 30, 2023 were as follows:

Index Constituents	Receive	Frequency	Payment	Frequency	Maturity Date	Total Weight	6/30/23 Price	6/30/23 Value
Credit Default Swap (CDS) - MARKIT CDX.NA.HY.40 Index	5.00% per anum	Quarterly	Performance of CDS	Semiannually	6/20/28	99.79%	$102.752	$3,036,608
Cash	—	—	—	—	—	0.21%	—	6,390

(n)	The index intends to track the performance of the iTraxx Crossover CDS. The two constituent investments held within the index at June 30, 2023 were as follows:

Index Constituents	Receive	Frequency	Payment	Frequency	Maturity Date	Total Weight	6/30/23 Price	6/30/23 Value
Credit Default Swap (CDS) - MARKIT ITRX EUR XOVER Index	5.00% per anum	Quarterly	Performance of CDS	Semiannually	6/20/28	99.96%	EUR 400.246	$3,032,060
Cash	—	—	—	—	—	0.04%	—	1,217

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

Country Summary	% of Managed Assets
United States	47.9
United Kingdom	13.1
Canada	9.7
France	7.6
Netherlands	3.6
Spain	2.7
Switzerland	2.7
Germany	2.1
Australia	1.9
Italy	1.9
Ireland	1.0
Denmark	0.6
Finland	0.5
Other (includes short-term investments)	4.7

100.0

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2023 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$386,909,810)	$354,186,186
Cash	37,104
Cash collateral pledged for interest rate swap contracts	2,699,549
Receivable for:
Dividends and interest	3,965,544
Investment securities sold	1,384,789
Variation margin on interest rate swap contracts	17,182
Total return swap contracts, at value	37,913
Unrealized appreciation on forward foreign currency exchange contracts	13,945
Other assets	27,506

Total Assets	362,369,718

LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	525,992
Due to custodian, foreign currency (Identified cost—$313,367)	311,923
Payable for:
Credit agreement	129,000,000
Interest expense	630,129
Investment securities purchased	405,518
Investment management fees	206,364
Dividends and distributions declared	32,958
Administration fees	17,688
Directors’ fees	197
Other liabilities	173,779

Total Liabilities	131,304,548

NET ASSETS	$231,065,170

NET ASSETS consist of:
Paid-in capital	$287,302,694
Total distributable earnings/(accumulated loss)	(56,237,524)

$231,065,170

NET ASSET VALUE PER SHARE:
($231,065,170 ÷ 12,026,622 shares outstanding)	$19.21

MARKET PRICE PER SHARE	$18.16

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	(5.47)%

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2023 (Unaudited)

Investment Income:
Interest income	$9,289,167
Dividend income (net of $7,990 of foreign withholding tax)	2,096,415

Total Investment Income	11,385,582

Expenses:
Interest expense	3,584,121
Investment management fees	1,282,143
Administration fees	143,532
Shareholder reporting expenses	99,477
Professional fees	52,547
Transfer agent fees and expenses	9,969
Custodian fees and expenses	6,763
Directors’ fees and expenses	5,266
Miscellaneous	10,076

Total Expenses	5,193,894

Net Investment Income (Loss)	6,191,688

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	(18,295,512)
Interest rate swap contracts	2,073,802
Total return swap contracts	(58,757)
Forward foreign currency exchange contracts	(176,221)
Foreign currency transactions	41,833

Net realized gain (loss)	(16,414,855)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	4,939,673
Interest rate swap contracts	(126,909)
Total return swap contracts	37,913
Forward foreign currency exchange contracts	(126,203)
Foreign currency translations	(3,607)

Net change in unrealized appreciation (depreciation)	4,720,867

Net Realized and Unrealized Gain (Loss)	(11,693,988)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,502,300)

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2023	For the Year Ended December 31, 2022
Change in Net Assets:
From Operations:
Net investment income (loss)	$6,191,688	$15,171,396
Net realized gain (loss)	(16,414,855)	(13,118,248)
Net change in unrealized appreciation (depreciation)	4,720,867	(48,856,874)

Net increase (decrease) in net assets resulting from operations	(5,502,300)	(46,803,726)

Distributions to shareholders	(9,741,564)	(18,916,364)
Tax return of capital to shareholders	—	(566,783)

Total distributions	(9,741,564)	(19,483,147)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	—	76,848

Total increase (decrease) in net assets	(15,243,864)	(66,210,025)
Net Assets:
Beginning of period	246,309,034	312,519,059

End of period	$231,065,170	$246,309,034

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2023 (Unaudited)

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(5,502,300)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(103,709,637)
Proceeds from sales and maturities of long-term investments	107,432,621
Net purchases, sales and maturities of short-term investments	(3,596,246)
Net amortization of premium on investments in securities	422,813
Net decrease in dividends and interest receivable and other assets	730,632
Net increase in interest expense payable, accrued expenses and other liabilities	10,541
Net decrease in payable for variation margin on interest rate swap contracts	(23,710)
Net change in unrealized appreciation on investments in securities	(4,939,673)
Net change in unrealized depreciation on forward foreign currency exchange contracts	126,203
Net change in unrealized appreciation on total return swap contracts	(37,913)
Net realized loss on investments in securities	18,295,512

Cash provided by operating activities	9,208,843

Cash Flows from Financing Activities:
Dividends and distributions paid	(9,743,834)
Due to custodian, foreign currency	311,923

Cash used for financing activities	(9,431,911)

Increase (decrease) in cash and restricted cash	(223,068)
Cash and restricted cash at beginning of period (including foreign currency)	2,959,721

Cash and restricted cash at end of period	$2,736,653

Supplemental Disclosure of Cash Flow Information:

For the six months ended June 30, 2023, interest paid was $3,494,430.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF CASH FLOWS—(Continued)

For the Six Months Ended June 30, 2023 (Unaudited)

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

Cash	$37,104
Restricted cash	2,699,549

Total cash and restricted cash shown on the Statement of Cash Flows	$2,736,653

Restricted cash consists of cash that has been pledged to cover the Fund’s collateral or margin obligations under derivative contracts. It is reported on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended June 30, 2023		For the Year Ended December 31,
Per Share Operating Data:			2022	2021	2020	2019	2018
Net asset value, beginning of period	$20.48		$25.99	$26.81	$27.33	$23.85	$27.79

Income (loss) from investment operations:

Net investment income (loss)(a)	0.51		1.26	1.40	1.51	1.48	1.50
Net realized and unrealized gain (loss)	(0.97)		(5.15)	0.21	(0.06)	4.06	(3.38)

Total from investment operations	(0.46)		(3.89)	1.61	1.45	5.54	(1.88)

Less dividends and distributions to shareholders from:

Net investment income	(0.81)		(1.44)	(1.39)	(1.43)	(1.59)	(1.61)
Net realized gain	—		(0.13)	(1.04)	(0.31)	(0.47)	(0.38)
Tax return of capital	—		(0.05)	—	(0.23)	—	(0.07)

Total dividends and distributions to shareholders	(0.81)		(1.62)	(2.43)	(1.97)	(2.06)	(2.06)

Anti-dilutive effect from the issuance of reinvested shares	—		—	0.00 (b)	0.00 (b)	0.00 (b)	—

Net increase (decrease) in net asset value	(1.27)		(5.51)	(0.82)	(0.52)	3.48	(3.94)

Net asset value, end of period	$19.21		$20.48	$25.99	$26.81	$27.33	$23.85

Market value, end of period	$18.16		$18.72	$26.80	$28.10	$31.52	$23.77

Total net asset value return(c)	–2.13	%(d)	–14.89%	5.96%	6.03%	23.59%	–7.02%

Total market value return(c)	1.22	%(d)	–24.56%	4.24%	–3.64%	43.01%	–8.81%

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2023		For the Year Ended December 31,
Ratios/Supplemental Data:			2022	2021	2020	2019	2018
Net assets, end of period (in millions)	$231.1		$246.3	$312.5	$322.2	$328.2	$286.3

Ratios to average daily net assets:

Expenses	4.36	%(e)	2.54%	1.59%	1.80%	2.48%	2.40%

Expenses (excluding interest expense)	1.35	%(e)	1.30%	1.22%	1.23%	1.21%	1.22%

Net investment income (loss)	5.19	%(e)	5.65%	5.22%	6.02%	5.69%	5.74%

Ratio of expenses to average daily managed assets(f)	2.84	%(e)	1.72%	1.13%	1.26%	1.75%	1.70%

Portfolio turnover rate	29	%(d)	59%	57%	65%	67%	56%

Credit Agreement
Asset coverage ratio for credit agreement	279%		291%	342%	350%	354%	322%

Asset coverage per $1,000 for credit agreement	$2,791		$2,909	$3,423	$3,498	$3,544	$3,219

Amount of loan outstanding (in millions)	$129.0		$129.0	$129.0	$129.0	$129.0	$129.0

(a)	Calculation based on average shares outstanding.
(b)	Amount is less than $0.005.
(c)

Total net asset value return measures the change in net asset value per share over the year indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(d)	Not annualized.
(e)	Annualized.
(f)	Average daily managed assets represent net assets plus the outstanding balance of the credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Select Preferred and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on August 16, 2010 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options and total return swaps are valued based upon prices provided by a third-party pricing service or counterparty. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Directors has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of June 30, 2023 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Preferred Securities— Exchange-Traded	$48,198,334	$—	$—	$48,198,334
Preferred Securities— Over-the-Counter	—	297,621,683	—	297,621,683
Corporate Bonds	—	840,837	—	840,837
Short-Term Investments	—	7,525,332	—	7,525,332

Total Investments in Securities(a)	$48,198,334	$305,987,852	$—	$354,186,186

Interest Rate Swap Contracts	$—	$11,575,085	$—	$11,575,085
Total Return Swap Contracts	—	37,913	—	37,913
Forward Foreign Currency Exchange Contracts	—	13,945	—	13,945

Total Derivative Assets(a)	$—	$11,626,943	$—	$11,626,943

Forward Foreign Currency Exchange Contracts	$—	$(525,992)	$—	$(525,992)

Total Derivative Liabilities(a)	$—	$(525,992)	$—	$(525,992)

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gains or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

At June 30, 2023, the Fund did not have any option contracts outstanding.

Over-the-Counter Total Return Swap Contracts: In a total return swap, one party receives a periodic payment equal to the total return of a specified security, basket of securities, index, or other reference asset for a specified period of time. In return, the other party receives a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Fund bears the risk of loss in the event of nonperformance by the swap counterparty. Risks may also arise from unanticipated movements in the value of exchange rates, interest rates, securities, index, or other reference asset.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts in the Statement of Assets and Liabilities. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, in the Statement of Assets and Liabilities, and amortized or accreted over the life of the swap and recorded as realized gain (loss) in the Statement of Operations. Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are typically declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

In December 2016, the Fund implemented a managed distribution policy (the Plan) in accordance with exemptive relief issued by the U.S. Securities and Exchange Commission (SEC). At the June 13, 2023 meeting, the Board approved the termination of the Plan and adopted a new policy, effective July 1, 2023, to make regular monthly distributions at a level rate (the Policy). The Fund expects that these distributions will continue to be declared and announced on a quarterly basis. As a result of the Policy, the Fund may pay distributions in excess of its investment company taxable income and realized gains. In order to make these distributions, the Fund may have to sell portfolio securities at a less opportune time, which could have an adverse effect on the market price of the Fund’s shares. The Board may amend or terminate the Policy, or re-adopt a managed distribution plan, at any time without prior notice to shareholders.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2023, the investment manager considers it likely that a portion of the dividends will be reclassified to distributions from tax return of capital upon the final determination of the Fund’s taxable income after December 31, 2023, the Fund’s fiscal year end.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Distributions Subsequent to June 30, 2023: The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report.

Ex-Date	Record Date	Payable Date	Amount
7/11/23	7/12/23	7/31/23	$0.126
8/15/23	8/16/23	8/31/23	$0.126
9/12/23	9/13/23	9/29/23	$0.126

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities are recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2023, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.70% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings used for leverage outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund. For the six months ended June 30, 2023, the Fund incurred $109,898 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $1,284 for the six months ended June 30, 2023.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2023, totaled $103,826,235 and $108,238,101, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2023 and the effect of derivatives held during the six months ended June 30, 2023, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets			Liabilities
Derivatives	Location	Fair Value		Location	Fair Value
Interest Rate Risk:
Interest Rate Swap Contracts(a)	Receivable for variation margin on interest rate swap contracts	$11,575,085	(b)	—	$—
Credit Risk:
Total Return Swap Contracts— Over-the-Counter	Total return swap contracts, at value	37,913		—	—
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts(c)	Unrealized appreciation	13,945		Unrealized depreciation	525,992

(a)	Not subject to a master netting agreement or another similar arrangement.
(b)

Amount represents the cumulative net appreciation on interest rate swap contracts as reported on the Schedule of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable from the broker.

(c)	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	$(176,221)	$(126,203)
Interest Rate Risk:
Interest Rate Swap Contracts	Net Realized and Unrealized Gain (Loss)	2,073,802	(126,909)
Equity Risk:
Purchased Option Contracts(a)	Net Realized and Unrealized Gain (Loss)	(93,510)	—
Credit Risk:
Total Return Swap Contracts	Net Realized and Unrealized Gain (Loss)	(58,757)	37,913

(a)	Purchased option contracts are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

At June 30, 2023, the Fund’s derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Credit Risk:
Total Return Swap Contracts	$37,913	$—

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received and pledged by the Fund, if any, as of June 30, 2023:

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivative Available for Offset	Collateral Received(a)	Net Amount of Derivative Assets(b)
BNP Paribas	$37,913	$—	$—	$37,913

(a)	Collateral received or pledged is limited to the net derivative asset or net derivative liability amounts. Actual collateral amounts received or pledged may be higher than amounts above.
(b)	Net amount represents the net receivable from the counterparty or net payable due to the counterparty in the event of default.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following summarizes the volume of the Fund’s option contracts, total return swap contracts, interest rate swap contracts and forward foreign currency exchange contracts activity for the six months ended June 30, 2023.

	Purchased Option Contracts(a)(b)	Total Return Swap Contracts(a)	Interest Rate Swap Contracts	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$3,211,173	$3,967,022	$109,000,000	$20,989,390

(a)

Average notional amounts represent the average for all months in which the Fund had option contracts and total return swap contracts outstanding. For purchased option contracts, this represents the period March 24, 2023 through March 30, 2023 and for total return swap contracts, this represents the period April 28, 2023 through June 30, 2023.

(b)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

Note 5. Income Tax Information

As of June 30, 2023, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$386,909,810

Gross unrealized appreciation on investments	$13,882,318
Gross unrealized depreciation on investments	(35,504,991)

Net unrealized appreciation (depreciation) on investments	$(21,622,673)

As of December 31, 2022, the Fund has a net capital loss carryforward of $14,922,290 which may be used to offset future capital gains. The loss is comprised of a short-term capital loss carryforward of $8,223,965 and a long-term capital loss carryforward of $6,698,325 which, under current federal income tax rules, may offset capital gains recognized in any future period.

Note 6. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2023, the Fund issued no shares of common stock for the reinvestment of dividends. During the year ended December 31, 2022, the Fund issued 2,970 shares of common stock at $76,848 for the reinvestment of dividends.

On December 13, 2022, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (Share Repurchase Program) as of January 1, 2023, through December 31, 2023.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

During the six months ended June 30, 2023 and the year ended December 31, 2022, the Fund did not effect any repurchases.

Note 7. Borrowings

The Fund has entered into a $129,000,000 credit agreement (the credit agreement) with State Street Bank and Trust Company (State Street). The Fund pays a monthly financing charge which is calculated based on the utilized portion of the credit agreement and a Secured Overnight Financing Rate (SOFR)-based rate since June 29, 2022 pursuant to an amendment to the credit agreement. Prior to that, the monthly financing charge was calculated based on a London Interbank Offered Rate (LIBOR)-based rate. The Fund also pays a fee of 0.15% per annum for each day in which the aggregate loans outstanding under the credit agreement total less than 80% of the credit agreement amount of $129,000,000. Prior to June 29, 2022, this fee was charged on any unutilized portion of the credit agreement. The credit agreement has a 360-day evergreen provision whereby State Street may terminate this agreement upon 360 days’ notice, but the Fund may terminate on three business days’ notice to State Street. Securities held by the Fund are subject to a lien, granted to State Street, to the extent of the borrowing outstanding in connection with the Fund’s credit agreement. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times.

As of June 30, 2023, the Fund had outstanding borrowings of $129,000,000 at a current rate of 5.9%. The carrying value of the borrowings approximates fair value. The borrowings are classified as Level 2 within the fair value hierarchy. During the six months ended June 30, 2023, the Fund borrowed an average daily balance of $129,000,000 at a weighted average borrowing cost of 5.6%.

Note 8. Other Risks

Market Price Discount from Net Asset Value Risk: Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares is determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, Fund shares may trade at, above or below NAV.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer maybe able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund maybe forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security (potentially to zero) under such circumstances. In March 2023, a Swiss regulator required a write-down of outstanding CoCos to zero notwithstanding the fact that the equity shares continued to exist and have economic value. It is currently unclear whether regulators of issuers in other jurisdictions will take similar actions. Notwithstanding these risks, the Fund intends to continue to invest in CoCos issued by Swiss companies and by companies in other jurisdictions. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non-cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.

Concentration Risk: Because the Fund invests at least 25% of its managed assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.

Credit and Below Investment Grade Securities Risk: Preferred securities may be rated below investment grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Foreign (Non-U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment management fees payable to the investment manager being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics or pandemics, such as that caused by COVID-19, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and may continue to contribute to, market volatility, inflation and systemic economic weakness. COVID-19 and efforts to contain its spread may also exacerbate other pre-existing political, social, economic, market and financial risks. In addition, the U.S. government and other central banks across Europe, Asia, and elsewhere announced and/or adopted economic relief packages in response to COVID-19. The end of any such program could cause market downturns, disruptions and volatility, particularly if markets view the ending as premature. The U.S. federal government ended the COVID-19 public health emergency declaration on May 11, 2023; however, the effects of the COVID-19 pandemic are expected to continue and the risk that new variants of COVID-19 may emerge remains. Therefore the economic outlook, particularly for certain industries and businesses, remains inherently uncertain.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

between the UK and the EU (TCA), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is still considerable uncertainty relating to the potential consequences of the exit, how the negotiations for new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on the UK, European and broader global economies, could be significant, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.

On February 24, 2022, Russia launched a large-scale invasion of Ukraine significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity. To the extent the Fund has exposure to the energy sector, the Fund may be especially susceptible to these risks. Furthermore, in March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system. These disruptions may also make it difficult to value the Fund’s portfolio investments and cause certain of the Fund’s investments to become illiquid. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, and/or increase overall expenses of the Fund. In addition to Rule 18f-4, which governs the way derivatives are used by registered investment companies, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. The Head of the UK Financial Conduct Authority the (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA) ceased publication of most LIBOR settings at the end of 2021 and the IBA ceased publication of a majority of U.S. dollar LIBOR settings after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate (SOFR) for U.S. dollar LIBOR and the Sterling Overnight Index Average Rate for GBP LIBOR). Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking.

In March 2022, the U.S. federal government enacted the Adjustable Interest Rate (LIBOR) Act (the LIBOR Act) to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined and practicable replacement benchmark rate as described in the LIBOR Act. Generally, for contracts that do not contain clear and practicable fallback provisions as described in the LIBOR Act, a benchmark replacement recommended by the Federal Reserve Board will effectively replace the U.S. dollar LIBOR benchmark after June 30, 2023. The recommended benchmark replacement will be based on SOFR, which is published by the Federal Reserve Bank of New York, and will include certain spread adjustments and benchmark replacement conforming changes. On December 16, 2022, the Federal Reserve Board adopted a final rule that implements the LIBOR Act. The final rule restates safe harbor protections contained in the LIBOR Act for selection or use of the replacement benchmark rate selected by the Federal Reserve Board. Consistent with the LIBOR Act, the final rule is also intended to ensure that LIBOR contracts adopting a benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following LIBOR’s replacement.

The transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be a less effective substitute resulting in prolonged adverse market conditions for the Fund.

Note 9. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 10. New Accounting Pronouncement

In January 2021, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2021-01 (ASU 2021-01), “Reference Rate Reform (Topic 848)”. Additionally, in December 2022, the FASB issued Accounting Standards Update No. 2022-06 (ASU 2022-06), “Reference Rate Reform (Topic 848)”. ASU 2022-06 and ASU 2021-01 are updates to ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, and the reference rate reform initiatives that regulators have undertaken to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The ASU 2022-06 update extends the period of time preparers can use the reference rate reform relief guidance by two years. ASU 2022-06 defers the sunset date of Topic 848 from December 31, 2022 to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848. The amendments in these updates are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2021-01 or ASU 2022-06 to have a material impact on the financial statements.

Note 11. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2023 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Select Preferred and Income Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 26, 2023. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted for	Authority Withheld
To elect Directors:

Michael G. Clark	8,882,463	270,545
Dean A. Junkans	8,880,335	272,673
Ramona Rogers-Windsor	8,889,027	263,981

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

(The following pages are unaudited)

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-227-0757, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment management agreement (the Management Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Management Agreement was discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 6, 2023 and at meetings of the full Board of Directors held on March 14, 2023 and June 13, 2023. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Management Agreement in executive session on June 13, 2023. At the meeting of the full Board of Directors on June 13, 2023, the Management Agreement was unanimously continued for a term ending June 30, 2024 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.

In considering whether to continue the Management Agreement, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment manager (the Investment Manager); and a memorandum from counsel to the Independent Directors outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board of Directors also considered information provided by the Investment Manager in response to a request for information submitted by counsel to the Independent Directors, on behalf of the Independent Directors, as well as information provided by the Investment Advisor in response to a supplemental request. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, managing the Fund’s debt leverage level, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Manager’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Manager’s ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark and a relevant linked blended benchmark. The Board of Directors considered that the Fund outperformed the Peer Group medians for the ten-year period, and underperformed for the one-, three- and five-year periods, ended March 31, 2023, ranking three out of six peers, five out of eight peers, seven out of eight peers and seven out of eight peers for each period, respectively. The Board of Directors also noted that the Fund outperformed the relevant benchmark and the relevant linked blended benchmark for the three- and ten-year periods and underperformed for the one- and five-year periods ended March 31, 2023. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund’s performance during the period, as well as the impact of leverage on the Fund’s performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance and the Investment Manager’s performance in managing similarly managed funds and accounts. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Management Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: The Board of Directors considered the contractual and actual management fees paid by the Fund as well as the Fund’s total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the Fund’s actual management fees at managed asset levels were lower than the Peer Group median and the actual management fees at common asset level were higher than the Peer Group median, ranking four out of eight peers and six out of eight peers, respectively. The Board of Directors noted that the Fund’s total expense ratios including investment-related expenses at managed asset levels and at common asset levels were both higher than the Peer Group median, ranking eight out of eight peers for each. The Board of Directors also noted that the Fund’s total expense ratio excluding investment-related expenses at managed asset levels was lower than the Peer Group median and at common asset levels was higher than the Peer Group median, ranking three out of eight peers and five out of eight peers, respectively. The Board of Directors considered the impact of leverage levels on the Fund’s fees and expenses at managed and common asset levels. In light of the considerations above, the Board of Directors concluded that the Fund’s current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager’s profits and whether the profits were reasonable for the Investment Manager. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Manager receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Investment Manager continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Manager and the associated administration fee paid to the Investment Manager for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund’s closed-end structure, there were no significant economies of scale that were not already being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Manager continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Management Agreement to fees paid, including the ranges of such fees, under the Investment Manager’s other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Manager provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director, Chair and Vice President

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer

and Vice President

William F. Scapell

Vice President

Elaine Zaharis-Nikas

Vice President

KEY INFORMATION

Investment Manager and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114-2016

Transfer Agent

Computershare

150 Royall Street

Canton, MA 02021

(866) 227-0757

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol:    PSF

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Cohen & Steers

Select Preferred

and Income

Fund (PSF)

Semiannual Report June 30, 2023

PSFSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not Applicable.

(b)	The registrant has not had any change in the portfolio managers identified in response to paragraph (a)(1) of this item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Fund did not engage in any securities lending activity during the fiscal year ended December 31, 2022.

(b)	The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended December 31, 2022.

Item 13. Exhibits.

(a)(1) Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b)  under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	September 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date:	September 1, 2023